Exhibit 99.2

STANDSTILL AGREEMENT

This STANDSTILL AGREEMENT (this “Agreement”) dated December 10, 2015, is by and between BioPharmX Corporation (the “Company”) and Franklin Strategic Series - Franklin Biotechnology Discovery Fund (the “US Purchaser”) and Franklin Templeton Investment Funds — Franklin Biotechnology Discovery Fund (the “SICAV Purchaser” and, together with the US Purchaser, the “Purchasers”, and each of them, a “Purchaser”).

RECITALS

WHEREAS, the Company and Purchasers have executed a Purchase Agreement on the date hereof (the “Purchase Agreement”), pursuant to which Purchasers intend to purchase and the Company intends to sell shares of Common Stock (as defined below); and

WHEREAS, in order to induce the Company to sell shares of its Common Stock and Purchasers to invest funds in the Company pursuant to the Purchase Agreement, the Company and Purchasers desire to enter into this Agreement to govern (i) the right for Purchasers to recommend the nomination of a member of the Board (as defined below), (ii) certain limits on Purchaser’s ability to acquire the Company’s securities and (iii) certain other matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.                                      Definitions.  For purposes of this Agreement:

“Acquisition” means, with respect to any entity, any (a) sale of all or substantially all of the assets of such entity, (b) merger, sale of stock or other similar transaction in which the stockholders of such entity immediately prior to the transaction do not, by virtue of the continued holding or conversion of their stock of such entity immediately before the transaction, continue to own a majority of the outstanding voting shares of the capital stock of such entity or the surviving corporation immediately after the transaction, or (c) sale or exclusive license of all or substantially all of such entity’s intellectual property.

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any partner, member, officer or director of such Person or any investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.  For the purposes of this definition, “control”, “controlled by” or “under common control with” means a Person’s possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

“Board” means the Company’s board of directors.

“Business Day” means a day, other than Saturday, Sunday or any other day on which commercial banks in San Francisco, California are authorized or required by law to close.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Competing Transaction” means that a “person” (as defined by Section 13(d)(3) of the Exchange Act) or “group” (as defined by Section 13(d)(3) of the Exchange Act): (a) enters into an agreement with the Company providing for the Acquisition of the Company, (b) enters into an agreement with the Company providing for the purchase or other acquisition of, or purchases or otherwise acquires, all or substantially all of the assets, or sale or exclusive license of all or substantially all of the intellectual property, of the Company, (c) enters into an agreement with the Company providing for the purchase or other acquisition of, including by way of tender offer, or purchases or otherwise acquires, beneficial ownership of securities representing a majority of the voting power of the Company, or (d) files with the SEC a Schedule TO covering a tender offer providing for the purchase or other acquisition of beneficial ownership of securities representing a majority of the voting power of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Negotiated Transaction Discussions” means the making or discussing of any offers in a confidential, non-public manner (and that would not reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in Section 4.1 below) regarding a potential negotiated transaction with the Company directly to or with the management of the Company, its Affiliates or the Board, or their designated representative.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Registration Rights Agreement” means the Registration Rights Agreement by and between the Company and Purchaser, to be dated as of or on or about the date hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC” means the United States Securities and Exchange Commission.

“Purchaser Designee” means any individual that is not an Affiliate of either Purchaser or the Company that serves as a member of the Board and/or any member of the Board of the Company that Purchasers have recommended for nomination or election pursuant to any agreement between Purchasers or its Affiliates and the Company, any of its security holders or otherwise.

“Transaction Documents” means this Agreement, the Purchase Agreement and the Registration Rights Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings given for such terms in the Purchase Agreement.

2.                                      Recommendation of Board Director.

2.1.                            Purchaser Designee.

(a)                                 Following the Closing Date (as defined in the Purchase Agreement) and for so long as Purchasers and their Affiliates collectively hold at least 9.99% of the outstanding Common Stock (including securities convertible into Common Stock), Purchasers may recommend a candidate who is not an Affiliate of either Purchaser or the Company to be appointed as a member of the Board.  Unless the Board reasonably objects to such candidate (in which case the Board shall so notify Purchasers in writing within twenty (20) Business Days after the recommendation of such candidate by Purchasers), the Board shall appoint such individual candidate as a member of the Board within twenty (20) Business Days after the recommendation of such candidate by Purchasers (thereafter such candidate shall be deemed the initial Purchaser Designee hereunder).  From and after the Closing Date and for so long as Purchasers and their Affiliates collectively hold at least 9.99% of the outstanding Common Stock (including securities convertible into Common Stock), the Board (or an authorized committee thereof) will nominate such candidate for election to the Board or such other individual who is not an Affiliate of either Purchasers or the Company recommended by Purchasers, unless the Board reasonably objects to such other candidate (in which case the Board shall so notify Purchasers in writing within twenty (20) Business Days after the recommendation of such candidate by Purchasers) (such person thereafter being the Purchaser Designee) at each annual meeting of the stockholders of the Company, such that the Purchaser Designee shall be up for election in accordance with the Company’s Certificate of Incorporation or Bylaws.  If the shareholders of the Company do not elect such Purchaser Designee to the Board at any such annual meeting, Purchasers may recommend a replacement candidate who is not an Affiliate of either Purchaser or the Company to be appointed as a member of the Board.  Unless the Board reasonably objects to such replacement candidate (in which case the Board shall so notify Purchasers in writing within twenty (20) Business Days after the recommendation of such replacement candidate by Purchasers), the Board shall appoint such replacement candidate as a member of the Board within twenty (20) Business Days after the recommendation of such replacement candidate by Purchasers (thereafter such replacement candidate shall be deemed the Purchaser Designee hereunder). For the avoidance of doubt, the Board may reasonably object to appointing or nominating any Purchaser Designee that does not meet all director independence and other standards of the NYSE MKT (“NYSE”) and the SEC and applicable provisions of the Exchange Act.

(b)                                 As a condition to the Purchaser Designee’s election or nomination for election and any subsequent nomination for election as a director of the Company, the Purchaser Designee shall have agreed to provide to the Company information required to be or customarily disclosed for directors, candidates for directors, and their Affiliates and representatives in a proxy statement or other filings under applicable law or the rules of NYSE or any other exchange on which the Company may list its securities and the SEC, information in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance and legal obligations, as well as compensation information of the Purchaser

Designee and any special arrangements (compensatory or otherwise) related to such person’s service as a member of the Board, and such other information as reasonably requested by the Company from time to time with respect to the Purchaser Designee.

(c)                                  Purchasers shall cease to have a right to recommend a Purchaser Designee pursuant to this Section 2.1 once Purchasers and their Affiliates cease to collectively hold at least 9.99% of the outstanding Common Stock (including securities convertible into Common Stock), and hereby covenant to inform the Company of any such occurrence to its knowledge, and the Company shall have no further obligations under this Section 2.1 following such occurrence.  For the avoidance of doubt, the rights provided in this Section 2.1 are non-transferable and shall apply only to Purchasers and their Affiliates.

(d)                                 Until the earlier of (a) the date that Purchasers and their Affiliates collectively cease to hold at least 9.99% of the outstanding Common Stock (including securities convertible into Common Stock) or (b) five (5) years following the date of this Agreement, the maximum authorized size of the Board shall not be more than seven (7) directors without the prior written consent of Purchasers.

3.                                      Required Filings.  Each Purchaser agrees to timely make, and cause any of its respective controlled Affiliates to make, any required filings with respect to its beneficial ownership of the Company’s equity securities under Sections 13(d), 13(g) and 16 of the Exchange Act.

4.                                      Standstill Provisions.

4.1.                            Standstill.  Unless approved by a majority of the disinterested members of the Board, which consent may be withheld in such members’ sole and absolute discretion, neither Purchaser nor any of its Affiliates will in any manner, directly or indirectly, alone or in concert with others, acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (including, to the extent any such group acquires securities of the Company, any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities (collectively, “securities of the Company”) or any rights decoupled from the underlying securities of the Company that would result in Purchaser (together with its Affiliates) owning, controlling or otherwise having any beneficial or other ownership interest in that number of shares of Common Stock of the Company that equals or exceeds 25% of the total Common Stock of the Company then outstanding (including securities convertible into Common Stock of the Company, but not including outstanding stock options or other equity compensation arrangements to service providers of the Company)  (the “Standstill Percentage Limit”); provided, in any event, that, Purchaser shall not be prohibited from engaging in Negotiated Transaction Discussions.

4.2.                            Suspensions / Termination.

(a)                                 Suspension on Competing Transaction.  The provisions of Section 4.1 shall become inoperative and of no further force or effect upon the occurrence of a Competing

Transaction with respect to the Company; provided that if any Competing Transaction has lapsed, is abandoned, terminated or is otherwise no longer pending, the provisions of Section 4.1 shall again thereafter be in full force and effect.

(b)                                 Suspension on Larger Holder.   In the event that another holder of the Company’s Common Stock, together with its Affiliates, acquires or otherwise beneficially owns more than the Standstill Percentage Limit in one or more transactions, the provisions of Section 4.1 shall become inoperative and of no further force or effect; provided that in the event that the percentage held by such other holder thereafter decreases below the Standstill Percentage Limit, the provisions of Section 4.1 shall again thereafter be in full force and effect (it being understood that Purchaser and its Affiliates will not be obliged to dispose of any securities in excess of such Standstill Percentage Limit acquired not in breach of this Agreement).

(c)                                  Significant Repurchases.  Purchasers shall not be in breach of this Agreement to the extent that Purchasers and their Affiliates exceed the Standstill Percentage Limit by reason of the repurchase, redemption or retirement of Common Stock or other similar action by the Company, and Purchasers and their Affiliates will not be obliged to dispose of any securities in excess of such Standstill Percentage Limit; provided, however, that unless approved by a majority of the disinterested members of the Board, Purchasers may not acquire additional shares of the Company’s capital stock at any time while Purchasers and their Affiliates beneficially own in the aggregate more than the Standstill Percentage Limit.

(d)                                 Termination.  Unless earlier terminated, the provisions of Section 4 shall otherwise terminate on the earlier of (a) the date that is the eighth (8th) anniversary of the Closing Date or (b) the date that Purchasers and their Affiliates cease to collectively hold at least 5% of the outstanding Common Stock (including securities convertible into Common Stock).

5.                                      Governing Law. This agreement shall be governed in all respects, including without limitation validity, interpretation and effect, by the laws of the state of Delaware applicable to contracts executed and to be performed wholly within such state without giving effect to the choice of law principles of such state.

6.                                      Dispute Resolution.  The parties agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that such damage would not be adequately compensable in monetary damages.  Accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware, in addition to any other remedies at law or in equity, and each party agrees it will not take any action, directly or indirectly, in opposition to another party seeking relief.  Each of the parties hereto agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief.  Furthermore, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery or, to the extent that the Delaware Court of Chancery declines to exercise jurisdiction over the matter, other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or, to the extent that the Delaware Court of Chancery declines to exercise jurisdiction over the matter, other federal or state courts of the State of Delaware, and (d) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in Section 10 of this Agreement or the address set forth below the signature of such party.

7.                                      Waiver of Jury Trial.  Each of the parties hereto waives any right to request a trial by jury in any litigation with respect to this agreement and represents that counsel has been consulted specifically as to this waiver.

8.                                      Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.                                      Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

10.                               Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (a) if given by personal delivery, then such notice shall be deemed given upon such delivery, (b) if given by electronic mail, telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (c) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (d) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

BioPharmX Corporation

1098 Hamilton Court

Menlo Park, California 94025

Attention: Chief Executive Officer

Fax: (650) 900-4130

With a copy (which shall not constitute notice to the Company) to:

Fenwick & West LLP

801 California Street

Mountain View, California 94041

Attention: Robert A. Freedman

Fax: 650-938-5200

If to US Purchaser:

Franklin Strategic Series - Franklin Biotechnology Discovery Fund

c/o Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

Email: chris.chen@franklintempleton.com

With a copy (which shall not constitute notice to US Purchaser) to:

O’Melveny & Myers LLP
1999 Avenue of the Stars

Los Angeles, California  90067
Attention: David J. Johnson, Jr.
Fax: 310-246-6779

If to SICAV Purchaser:

Franklin Templeton Investment Funds - Franklin Biotechnology Discovery Fund

c/o Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

Email: chris.chen@franklintempleton.com

With a copy (which shall not constitute notice to SICAV Purchaser) to:

O’Melveny & Myers LLP
1999 Avenue of the Stars

Los Angeles, California  90067
Attention: David J. Johnson, Jr.
Fax: 310-246-6779

11.                               Amendments and Waivers.  Any term of this Agreement may be amended only with the written consent of the Company and Purchasers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to the benefit thereof, if in writing and signed by the party entitled to the benefit thereof. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and each Purchaser and their respective permitted successors and permitted assigns.

12.                               Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, nor any partial exercise thereof, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

13.                               Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

14.                               Entire Agreement.  This Agreement and the other Transaction Documents constitute the entire agreement between the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

15.                               No Third Party Beneficiaries; Assignment.  This Agreement is solely for the benefit of the Parties hereto and each member of the Board serving at any time that a Purchaser Designee is serving on the Board and is not binding upon or enforceable by any other persons.  No party to this Agreement may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, and any assignment in contravention hereof shall be null and void.  Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any persons other than the parties hereto, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party.

16.                               Interpretation and Construction.  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “will” shall be construed to have the same meaning as the word “shall.”  The words “date hereof” will refer to the date of this Agreement.  The word “or” is not exclusive.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented.  Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel.  Each party cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

17.                               Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

BIOPHARMX CORPORATION

By:	/s/ James R. Pekarsky
Name: James R. Pekarsky
Title: Chief Executive Officer

[Signature Page to Standstill Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

FRANKLIN STRATEGIC SERIES - FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By: Franklin Advisers, Inc., its investment manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

FRANKLIN TEMPLETON INVESTMENT FUNDS — FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By: Franklin Advisers, Inc., its investment manager

By:	/s/ Evan McCulloch
Name:	Evan McCulloch
Title:	Vice President

[Signature Page to Standstill Agreement]